SIGNATURE PAGE OF PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                                       FOR
                           KENNETH ARTHUR BUTTERFIELD

                       INDIVIDUAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

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                                    NUMBER OF SHARES 60,000 x $0.125 = $ 7,500
                                                     ------   ------     ------
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

       X   /s/ Kenneth Arthur Butterfield
      ----------------------------------------       --------------------------------
      Signature                                      Signature (if purchasing jointly)

       Kenneth Arthur Butterfield
      ----------------------------------------       --------------------------------
      Name Typed or Printed                          Name Typed or Printed

      Arden Hill House,  Lapworth Street
      ----------------------------------             --------------------------------
      Address                                        Address

      Lapworth, Warwichshire               UK
      ----------------------------------------       --------------------------------
      City, State and Zip Code                       City, State and Zip Code


      Telephone - Business                           Telephone - Business


      Telephone - Residence                          Telephone - Residence


      Facsimile - Business                           Facsimile - Business


      Facsimile - Residence                          Facsimile - Residence


      Tax ID# or Social Security                     Tax ID# or Social Security

Name in which Shares should be issued:    Kenneth Arthur Butterfield
                                          --------------------------------------

Dated:
         -----------------------------------

This Subscription Agreement is agreed to and accepted as of  October 28, 2000
                                                             -------------------

                             IGOHEALTHY.COM, INC.

                                     /s/ Bill Glaser
                                     ------------------
                             Name:    Bill Glaser
                             Title:   Secretary and Chief Operating Officer


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